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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 13, 2003


                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-104046               13-3939229
-----------------------------   -------------------------  ---------------------
 (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                  1585 Broadway
                New York, New York                               10036
     (Address of Principal Executive Offices)          -------------------------
                                                              (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
                                                           ---------------------


                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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           Item 5.           Other Events
                             ------------

                  In connection with the offering of Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-through certificates, Series 2003-SD1, certain "Computational Materials", dated June 18, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


           Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                             ---------------------------------------------------


           (a)    Not applicable


           (b)    Not applicable


           (c)    Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).


           (d)    Exhibit 99.2 Related Computational Materials (as defined in
                  Item 5 above).











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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                         MORGAN STANLEY ABS CAPITAL I INC.
                         -------------------------------------------------------
                         as Depositor and on behalf of Morgan Stanley ABS Capital I Inc. Trust 2003-SD1 Registrant


                                          By: /s/ Gail McDonnell
                                              ----------------------------------
                                              Name:  Gail McDonnell
                                              Title: Vice President




Dated:  June 18, 2003

















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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Related Computational Materials (as defined
                           in Item 5 above).

99.2 Related Computational Materials (as defined in Item 5 above).